UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/30/2009

DAYSTAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34052

DE	84-1390053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2972 Stender Way
Santa Clara CA 95054
(Address of principal executive offices, including zip code)

408 582-7100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

    On December 30, 2009, DayStar Technologies, Inc. (the "Company") received a notice of deficiency from the NASDAQ Stock Market ("NASDAQ") listing qualifications department staff (the "Staff"), indicating that the Company temporarily did not comply with the audit committee requirement for continued listing on NASDAQ as set forth in Marketplace Rule 5605(c)(2). Specifically, on September 14, 2009, Messrs. Richard Nevins and Scott Schecter resigned from its Board of Directors as disclosed in the Company's Current Report on Form 8-K filed on September 18, 2009. These resignations reduced the audit committee from three independent directors to one. As a result, the Company no longer complied with the audit committee requirement for continued listing on NASDAQ.

    However, the Staff also noted that after September 18, 2009, as indicated in the Company's subsequent SEC filings, the Board of Directors and independent committees experienced a number of appointments and resignations, including appointments to the audit committee of Jonathan Fitzgerald and Robert Tonsoo on November 16, 2009, and Kang Sun on December 3, 2009.

    The Staff concluded the notice by stating that as a result of the recent appointments, the audit committee is now comprised of three independent directors. Accordingly, the Staff has determined that the Company has regained compliance with Rule 5605(c)(2) and, subject to the Company's compliance with the disclosure requirements set forth in Marketplace Rule 5810(b), this matter is now closed. The Company has four business days from the receipt of the deficiency notice to make a public announcement through the news media which discloses receipt of the letter and the Nasdaq rules upon which it is based and to file a Current Report on Form 8-K with the SEC. Failure to meet such disclosure requirements will result in an immediate trading halt of the Company's securities.

    The Company issued a press release on December 31, 2009, which is attached hereto as Exhibit 99.1 (incorporated herein by reference), and this Current Report on Form 8K in compliance with the disclosure requirements as indicated in the NASDAQ Letter.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.         Description
99.1                Press Release, "DayStar Receives NASDAQ Deficiency Notice Relating to
                   Audit Committee, DayStar Regains Compliance with Subsequent Committee
                   Appointments" dated December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: December 31, 2009	By:	/s/ William S. Steckel
William S. Steckel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, "DayStar Receives NASDAQ Deficiency Notice Relating to Audit Committee, DayStar Regains Compliance With Subsequent Committee Appointments," dated December 31, 2009